EXHIBIT 10.1
------------
(Carlyle-XV)



STATE OF MINNESOTA                                  DISTRICT COURT

COUNTY OF HENNEPIN                        FOURTH JUDICIAL DISTRICT

                                           Case Type:  Other Civil



Teachers Insurance and Annuity    )    Case No. CT 00-010070
Association of America, a New York)
corporation,                      )
                                  )
                 Plaintiff,       )
                                  )    NOTICE OF MOTION AND MOTION
     vs.                          )
                                  )
222 South Ninth Street            )
Limited Partnership,              )
a Minnesota limited               )
partnership, et al.,              )
                                  )
                 Defendants,      )



TO:  Defendants above-named.

     YOU WILL PLEASE TAKE NOTICE that on the 5th day of April, 2001, at 8:45 a.m. in Room C1512 of the Hennepin County Government Center,
Minneapolis, Minnesota before The Honorable Steven Z. Lange, Plaintiff, by and through counsel shall move the Court pursuant to Sections 559.17 and
576.01 of the Minnesota Statutes for an Order as follows:

     1. Terminating the receivership of the property commonly known as the Piper Jaffray Tower located in Minneapolis, Minnesota, and legally decried as "Premises" in Exhibit A to the Complaint in this matter (hereinafter "Receivership Property");

     2. Directing the receiver for the Receivership Property, Kennedy-Wilson Minnesota Management, Inc. (hereinafter "Receiver"), to do the following:

           a. deliver to Plaintiff all sums collected by the Receiver with respect to the Receivership Property which remain in the possession or control of the Receiver;

           b. deliver to Plaintiff all books and records pertaining to the Receivership Property which are in the possession or control of the Receiver; and

           c. file a final report with the Court, including, at a minimum, an accounting for the receivership and a list of all leases, contracts and other agreements entered into by receiver during the receivership;

     3. Discharging the Receiver as receiver in this matter upon performance of the requirements of Paragraph 2 above; and

     4. For such other and further relief as the Court deems just and equitable.

     This motion is based upon the Affidavit of Rick E. Kubler, and upon all of the files, records and proceedings herein.


Dated:     March 22, 2001         GRAY, PLANT, MOOTY, MOOTY &
                                  BENNETT, P.A.


                                  /S/ EXECUTED SIGNATURE
                                  -------------------------------
                                  John L. Krenn (#12493X)
                                  Rick E. Kubler (#190007)
                                  3400 City Center
                                  33 South Sixth Street
                                  Minneapolis, Minnesota 55402
                                  Telephone:  612-343-2800

                                  ATTORNEYS FOR PLAINTIFF
                                  TEACHERS INSURANCE AND
                                  ANNUITY ASSOCIATION OF
                                  AMERICA, INC.

STATE OF MINNESOTA                                  DISTRICT COURT

COUNTY OF HENNEPIN                        FOURTH JUDICIAL DISTRICT

                                           Case Type:  Other Civil



Teachers Insurance and Annuity    )    Case No. CT 00-010070
Association of America, a New York)
corporation,                      )
                                  )
                 Plaintiff,       )
                                  )    AFFIDAVIT OF RICK E. KUBLER
     vs.                          )
                                  )
222 South Ninth Street            )
Limited Partnership,              )
a Minnesota limited               )
partnership, et al.,              )
                                  )
                 Defendants.      )


STATE OF MINNESOTA    )
                      )  ss.
COUNTY OF HENNEPIN    )


     Rick E. Kubler, being first duly sworn, deposes and states that;

     1. I am one of the attorneys for Plaintiff in the above-entitled matter.

     2. Plaintiff was the purchaser at the Sheriff's sale of the property commonly known as the Piper Jaffray Tower located in Minneapolis, Minnesota and legally described in Exhibit A to the Sheriff's Report of Sale on file herein.

     3. The Court entered its Order confirming the sale of the Property to Plaintiff on October 2, 2000.

     4. The six month period for redeeming the Property from the Sheriff's sale will expire on April 1,2001.

     5. As of the date hereof, there has been no redemption of the Property.

     FURTHER YOUR AFFIANT SAYETH NOT.


                                  /S/ RICK E. KUBLER
                                  ___________________
                                  Rick E. Kubler


Subscribed and sworn to before me
this 22nd day of March, 2001


/S/ MYRNA R. ERICKSON
--------------------------------
NOTARY PUBLIC

SEAL
----------------------------------------
MYRNA R. ERICKSON
NOTARY PUBLIC - MINNESOTA
My Commission Expires Jan. 31, 2005
----------------------------------------

STATE OF MINNESOTA                                  DISTRICT COURT

COUNTY OF HENNEPIN                        FOURTH JUDICIAL DISTRICT

                                           Case Type:  Other Civil



Teachers Insurance and Annuity    )    Case No. CT 00-010070
Association of America, a New York)
corporation,                      )
                                  )
                 Plaintiff,       )
                                  )    ORDER TERMINATING RECEIVERSHIP
     vs.                          )
                                  )
222 South Ninth Street            )
Limited Partnership,              )
a Minnesota limited               )
partnership, et al.,              )
                                  )
                 Defendants.      )


     The above entitled cause came on to be heard by the Court at 8:45 a.m. on April 5, 2001, upon the application of the Plaintiff for an order terminating the receivership of the property commonly known as the Piper Jaffray Tower located in Minneapolis, Minnesota, and legally described in Exhibit A to the Complaint in this matter (hereinafter "Receivership Property"). The Plaintiff appeared by its attorney, Rick E Kubler, Esq., and no one appeared on behalf of the Defendants. David Costello appeared on behalf of Receiver, Kennedy-Wilson Minnesota Management, Inc.

     Based on the arguments of counsel, and all of the files and proceedings herein, the Court being duly advised in the premises,

     IT IS HEREBY ORDERED:

     1. The receivership of the property commonly known as the Piper Jaffray Tower located in Minneapolis, Minnesota, and legally described in Exhibit A to the Verified Complaint in this matter ("Receivership
Property") is terminated, effective April 2, 2001.

     2. The receiver for the Receivership Property, Kennedy-Wilson Minnesota Management, Inc. (Hereinafter "Receiver") is directed to do the following within ten days of the date of this Order.

           a. deliver to Plaintiff all sums collected by the Receiver with respect to the Receivership Property which remain in the possession or control of the Receiver;

           b. deliver to Plaintiff all books and records pertaining to the Receivership Property which are in the possession or control of the Receiver; and

           c. file a final report with the Court, including, at a minimum, an accounting for the receivership and a list of all leases, contracts and other agreements entered into by Receiver during the receivership.

     3. Upon performance of the requirements of Paragraph 2 above, the Receiver shall be discharged as receiver in this matter.


Dated:     ______________, 2001        BY THE COURT:


                                       ______________________________
                                       Judge of District Court